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                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                 SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement

[_]  Confidential, For Use of the
     Commission Only (as permitted by
     Rule 14a-6(e)(2))

[_]  Definitive Proxy Statement

[X]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12

                        TIS MORTGAGE INVESTMENT COMPANY
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               (Name of Registrant as Specified In Its Charter)


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   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of filing fee (Check the appropriate box):

[X]  No Fee Required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:

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[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

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     (2) Form, Schedule or Registration Statement No.:

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     (3) Filing Party:

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     (4) Date Filed:

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Notes:






Reg. (S) 240.14a-101.

SEC 1913 (3-99)

                     ATTENTION: TIS MORTGAGE SHAREHOLDERS


               TELEPHONE AND INTERNET VOTING NO LONGER PERMITTED


RE: VOTING AT THE ADJOURNED ANNUAL MEETING OF TIS MORTGAGE INVESTMENT COMPANY SCHEDULED TO BE HELD ON JULY 15, 1999


SINCE THE ANNUAL MEETING HAS DEVELOPED INTO A PROXY CONTEST, VOTING BY TELEPHONE OR INTERNET IS NO LONGER PERMITTED. HOWEVER, IF YOU VOTED EARLIER BY TELEPHONE OR INTERNET YOUR VOTE WILL BE COUNTED. TIME IS SHORT, PLEASE ACT PROMPTLY.

YOUR BOARD OF DIRECTORS STRONGLY RECOMMENDS THAT YOU NOT SIGN ANY BLUE PROXY CARD, EVEN AS A VOTE AGAINST THE COMMITTEE, BECAUSE BY DOING SO, YOU MAY REVOKE AN EARLIER VOTE MADE ON THE WHITE PROXY.

IF YOU HAVE ANY QUESTIONS OR NEED ASSISTANCE IN VOTING YOUR SHARES, PLEASE CALL MACKENZIE PARTNERS, INC. AT (800) 322-2885.